UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2003

PLUMTREE SOFTWARE, INC.

(Exact Name of Registrant as specified in charter)

Commission File Number 001-31344

Delaware	94-3249110
(State or other jurisdiction of incorporation)	I.R.S. Employer Identification Number

500 Sansome Street San Francisco, California	94111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 263-8900

Item 7. Financial Statements and Exhibits

Exhibit Number

99.1	Plumtree Software, Inc. press release dated October 13, 2003 announcing results for the fiscal quarter ended September 30, 2003

Item 12. Results of Operations and Financial Condition.

     On October 13, 2003, Plumtree Software, Inc. (the “Company”) issued a press release announcing results for the fiscal quarter ended September 30, 2003. The full text of this press release is set forth in Exhibit 99.1 hereto. Pursuant to General Instruction B.6 of Form 8-K, this exhibit is not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, but is instead furnished as required by that instruction.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUMTREE SOFTWARE, INC.

Dated: October 13, 2003	By:	/s/ John Kunze

John Kunze
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

99.1	Plumtree Software, Inc. press release dated October 13, 2003 announcing results for the fiscal quarter ended September 30, 2003